Filed Pursuant to Rule 497(a)
Registration No. 333-281004
Rule 497AD

Press Release	Source: ArrowMark Financial Corp.

ArrowMark Financial Corp. (NASDAQ: BANX) Announces the Preliminary Results of its Rights Offering

February 19, 2026

DENVER, Feb. 19, 2026: ArrowMark Financial Corp. (NASDAQ: BANX) (the “Fund”) announced the preliminary results of its transferable rights offering (the “Offer”). The Offer commenced on January 22, 2026, and expired on February 18, 2026 (the “Expiration Date”).  The Offer entitled rights holders to subscribe for up to an aggregate of 2,604,156 of the Fund’s shares of common stock, par value $0.001 per share (“Common Shares”). The subscription price was $19.79 per Common Share and was determined based upon 90% of the Fund’s net asset value per Common Share at the close of trading on the NASDAQ Global Select Market on the Expiration Date. Common Shares will be issued promptly after receipt of all shareholder payments and completion of the pro-rata allocation of Common Shares in respect of the oversubscription privilege.

Gross proceeds of the Offer are expected to be approximately $37,000,000. The Fund intends to invest the net proceeds of the Offer in accordance with its investment objectives and policies.

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Such information, including other information about the Fund, can be found on file with the Securities and Exchange Commission and should be read carefully before investing.

About ArrowMark Financial Corp.

ArrowMark Financial Corp. is an SEC registered non-diversified, closed-end fund listed on the NASDAQ Global Select Market under the symbol “BANX.” Its investment objective is to provide shareholders with current income. The Fund pursues its objective by investing primarily in regulatory capital securities of financial institutions. ArrowMark Financial is managed by ArrowMark Asset Management, LLC. To learn more, visit ir.arrowmarkfinancialcorp.com or contact the Fund’s secondary market service agent at 877-855-3434.

For information about the Fund, please contact your financial advisor.

Contact:

BANX@destracapital.com

Destra Capital Advisors LLC

(877) 855-3434

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE